AMENDED AND RESTATED

VOTING AGREEMENT

AMONG

ROUST TRADING LTD.

AND

THE OTHER PARTIES HERETO

Dated as of July 9, 2012

This AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”), is entered into as of July 9, 2012, by and among Roust Trading Ltd., a Bermuda company, with its registered office at 25 Belmont Hills Drive, Warwick WK 06, Bermuda (the “Investor”), William Shanahan (“Stockholder”), and, solely for the purposes of Section 4.7 hereof, Central European Distribution Corporation, a Delaware corporation, with its registered office at 1013 Centre Road, Wilmington, New Castle County, Delaware 19805 (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Amended and Restated Securities Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, on April 23, 2012, Investor and the Company entered into a Voting Agreement (the “Original Voting Agreement”) in connection with the Securities Purchase Agreement between Investor and the Company dated as of the same date thereof (the “Original Securities Purchase Agreement”);

WHEREAS, on May 4, 2012, the Initial Closing under the Original Securities Purchase Agreement occurred and the Company sold, and Investor or an Affiliate thereof purchased from the Company as an investment in the Company, for an aggregate purchase price of $100,000,000, (i) 5,714,286 shares (the “Initial Shares”) of common stock, $0.01 par value per share, of the Company (the “Common Stock”), at a subscription price of $5.25 per share in cash, and (ii) a debt instrument structured to be clearable through Euroclear S.A./N.V. with a face value of $70,000,000 (the “New Debt”);

WHEREAS, Investor and the Company are entering into an Amended and Restated Securities Purchase Agreement, dated as of the date hereof (as it may be amended from time to time in accordance with its terms, the “Amended and Restated Securities Purchase Agreement”), that contemplates, among other things, the issuance by the Company of Common Stock and certain notes to Investor or an affiliate thereof, the issuance of certain other notes to Investor or an affiliate of Investor (the proceeds of which will be used by the Company to repurchase the Company’s 3.00% Convertible Senior Notes due 2013 held by Investor or an affiliate of Investor) and the provision of a support arrangement by Investor or an affiliate of Investor to the Company in respect of the Company’s 3.00% Convertible Senior Notes due 2013 not held by Investor or an affiliate thereof, each on the terms and subject to the conditions set forth in the Amended and Restated Securities Purchase Agreement;

WHEREAS, as of the date hereof, Stockholder is the record and/or beneficial owner of the number of shares of Common Stock set forth on Attachment A hereto (together with any shares of Common Stock or other voting capital stock of the Company acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, collectively, the “Owned Shares”);

WHEREAS, as a condition to the willingness of Investor to enter into the Amended and Restated Securities Purchase Agreement, Investor has required that Stockholder agree, and in order to induce Investor to enter into the Amended and Restated Securities Purchase Agreement, Stockholder is willing, to enter into this Agreement; and

WHEREAS, this Agreement amends, supersedes and restates the Original Voting Agreement in all respects.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Agreement to Vote; Irrevocable Proxy; Non-Solicitation Provisions; Disclosure Obligations.

1.1. Agreement to Vote. Stockholder shall, at any meeting of the stockholders of the Company, however called, or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, cause the Owned Shares to be counted as present for purposes of establishing a quorum and be present (in person or by proxy) and vote or consent (or cause to be voted or consented) all of the Owned Shares (i) in favor of the Company Stockholder Approval (as defined in the Amended and Restated Securities Purchase Agreement) and any actions reasonably required in furtherance thereof, (ii) against any other proposal that would reasonably be expected to impede, frustrate, prevent or nullify the Amended and Restated Securities Purchase Agreement or the transactions contemplated thereby, and (iii) in favor of the other matters specified in Section 8.1(a) of the Amended and Restated Securities Purchase Agreement. The voting covenant set forth in this Section 1.1 and the proxy granted pursuant to Section 1.2 of this Agreement shall not be effective for any other purpose and Stockholder retains the right to vote in any manner on all other matters.

1.2. Irrevocable Proxy. Solely with respect to the matters described in Section 1.1, Stockholder hereby irrevocably appoints Investor (or any nominee of Investor) as Stockholder’s lawful agent, attorney and proxy with full power of substitution and resubstitution, for and in the name, place and stead of Stockholder, to the full extent of Stockholder’s voting rights with respect to Stockholder’s Owned Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the Delaware General Corporation Law) to vote all Stockholder’s Owned Shares solely on the matters, and in the manner, described in Section 1.1, and in accordance herewith. Stockholder hereby revokes any proxies previously granted that would otherwise conflict with the proxy contemplated pursuant to this Section 1.2 and agrees to execute any further agreement, form, notice or other such requirement reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Stockholder hereby acknowledges that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Amended and Restated Securities Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further acknowledges that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all things or acts that such irrevocable proxy may lawfully do or cause to be done by virtue hereof to the extent consistent with this Agreement. To the extent that Stockholder is the beneficial but not the record owner of any Owned Shares, Stockholder shall cause the record owner of any such Owned Shares to vote and grant a proxy with respect to Owned Shares in the same manner as described above.

1.3. Disclosure Obligations. Investor shall discharge any reporting obligations laid down in Articles 69 and 69a of the Polish Act of 29 July 2005 on Public Offering, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies (the “Polish Public Offering Act”) by sending a notification to the Company and the Polish Financial Supervision Authority in connection with the fact that Stockholder and Investor together with certain other entities are found to be concert parties in the meaning of Article 87.1.5 and/or 87.1.6 of the Polish Public Offering Act. Any such notification shall be submitted by Investor within the deadline mentioned in Article 69.1 of the Polish Public Offering Act and shall contain all information required under Article 69.4-5 and/or 69a.2, as applicable, of the Polish Public Offering Act. For the avoidance of doubt, the obligations to be assumed by Investor under this Section 1.3 shall be treated as an indication as referred to in Article 87.3 of the Public Offering Act. Stockholder (i) acknowledges that Investor will rely on information provided by Stockholder in this Agreement, and that may otherwise be provided by Stockholder to Investor with the explicit purpose of being included in notifications delivered by Investor under the Polish Public Offering Act, in making notifications provided under the Polish Public Offering Act, (ii) represents and warrants to Investor that the information referred to in clause (i) above is and will be accurate and (iii) agrees that Investor shall have no liability for the inaccuracy of the information referred to in clause (i) above.

2. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Investor as follows:

2.1. Due Organization. Stockholder, if a corporation or other entity, has been duly organized, is validly existing and is in good standing under the laws of the jurisdiction of its formation or organization (to the extent the concept of good standing applies).

2.2. Power; Due Authorization; Binding Agreement. Stockholder has full legal capacity, power and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles. Stockholder represents that any proxies previously granted in respect of the Owned Shares are not irrevocable.

2.3. Ownership of Shares. As of the date hereof, the Owned Shares set forth opposite Stockholder’s name on Attachment A hereto are, and any Owned Shares acquired after the date hereof will be, owned of record and/or beneficially by Stockholder in the manner reflected thereon and include all of the Owned Shares owned of record and/or beneficially by Stockholder or an affiliate of Stockholder. Stockholder has (and, with respect to shares acquired after the date hereof, will have) the sole power to vote (or cause to be voted or consents to be executed), the sole power to issue instructions with respect to matters set forth in this Agreement and the sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Owned Shares with no limitations, qualifications or restrictions on such rights, subject to (a) applicable securities laws and the terms of this Agreement and (b) if Stockholder is a married individual and resides in a State with community property laws, the community property interest of his or her spouse to the extent applicable under such community property law, in which case such spouse has executed and delivered to Investor a spousal consent hereto.

2.4. No Conflicts. The execution and delivery of this Agreement by Stockholder does not, and the performance of the terms of this Agreement by Stockholder will not, (a) require Stockholder to obtain a permit from, or the authorization, consent or approval of, or make any filing with or notification to, any governmental authority other than as set forth in Section 1.3 above and in any of the Operative Agreements, (b) require the consent or approval of any other person or entity pursuant to any agreement, obligation or instrument binding on Stockholder or his, her or its properties and assets, (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Stockholder is a party or by which Stockholder or the Owned Shares may be bound or (d) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Stockholder or pursuant to which any of his, her or its properties or assets are bound. The Owned Shares are not, and with respect to Owned Shares acquired after the date hereof will not be, subject to any other agreement (including any voting agreement, stockholders agreement, irrevocable proxy or voting trust) that would adversely affect the ability of Stockholder to perform its, his or her obligations hereunder.

2.5. No Encumbrances. The Owned Shares and the certificates representing such shares are now, and at all times during the term of this Agreement will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all encumbrances, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever that would adversely affect the ability of Stockholder to perform its, his or her obligations hereunder.

2.6. Absence of Litigation. There are no actions or lawsuits pending or, to the knowledge of Stockholder threatened, against or affecting Stockholder before or by any court or governmental authority that could reasonably be expected to impair the ability of Stockholder to perform his, her or its obligations hereunder.

2.7. Other Holdings. None of Stockholder’s subsidiaries or related parties (as defined in Section 4.4 below) owns or has any interest in or has agreed to acquire shares of Common Stock or any voting rights attaching thereto. None of such persons is party to any agreement or understanding (whether or not legally enforceable) referred to in Article 87.1.5 and/or 87.1.6 of the Polish Public Offering Act nor has accepted any proxy referred to in Article 87.1.4 of the Polish Public Offering Act.

3. Representations and Warranties of Investor. Investor hereby represents and warrants to Stockholder as follows:

3.1. Power; Due Authorization; Binding Agreement. Investor is a company duly organized, validly existing and in good standing (to the extent the concept of good standing applies) under the laws of Bermuda. Investor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Investor of the transactions contemplated hereby have been duly and validly authorized by all necessary actions on the part of Investor, and no other proceedings on the part of Investor are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Investor and constitutes a valid and binding agreement of Investor, except that enforceability may be subject to general principles of equity.

3.2. No Conflicts. The execution and delivery of this Agreement by Investor does not, and the performance of the terms of this Agreement by Investor will not, (a) require Investor to obtain the consent or approval of, or make any filing with or notification to, any governmental authority other than as set forth in Section 1.3 above and in any of the Operative Agreements, or (b) conflict with or violate any organizational document or law, rule, regulation, order, judgment or decree applicable to Investor or pursuant to which any of its or its subsidiaries’ property or assets are bound.

4. Certain Covenants of Stockholder.

4.1. Restriction on Transfer. Stockholder shall not, other than as may be required by a court order, (a) directly or indirectly sell, transfer, pledge, hypothecate, encumber (except as set forth on Attachment A or as a result of this Agreement), assign or otherwise dispose of (including, without limitation, by gift, merger, consolidation or reorganization), or enter into any contract, option or other agreement providing for the sale, transfer, pledge, hypothecation, encumbrance, assignment or other direct or indirect disposition of or any interest in, or limitation on the voting rights of, or otherwise transfer (any such foregoing action, a “Transfer”) any of the Owned Shares, (b) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all of the Owned Shares or any interest therein, (c) grant any proxies or powers of attorney or other authorization in or with respect to the Owned Shares, deposit any Owned Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Owned Shares or (d) take any other action, that would in any way restrict, limit or interfere with the performance of its obligations hereunder. The foregoing restrictions on Transfer do not prohibit exercise by Stockholder of any stock option of the Company. If any involuntary Transfer of any of the Owned Shares occurs (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale or any sale or transfer by operation of law, including, without limitation, by will or intestacy), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Owned Shares subject to all of the restrictions, liabilities and covenants under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Any Transfer in violation of this Section 4.1 shall be void.

4.2. No Additional Acquisitions. Without prejudice to any obligations which Stockholder may have under any applicable laws (including but not limited to any insider dealings rules), until valid termination of this Agreement, Stockholder shall not directly or indirectly, either alone or together with any other person, without Investor’s prior written consent:

4.2.1.	acquire, or cause another person to acquire any shares of Common Stock or beneficial ownership thereof or any other interest therein;

4.2.2.	enter into an agreement or understanding (whether or not legally enforceable) or do or omit to do any act as a result of which Stockholder or any of Stockholder’s subsidiaries or related persons (as defined in Section 4.4 below) may acquire any shares of Common Stock or beneficial ownership thereof or any other interest therein;

4.2.3.	enter into an agreement or understanding (whether or not legally enforceable) referred to in Article 87.1.5 and/or 87.1.6 of the Polish Public Offering Act; or

4.2.4.	accept any proxy referred to in Article 87.1.4 of the Polish Public Offering Act.

4.3. Stockholder shall ensure that each of Stockholder’s subsidiaries and its related persons (as defined in Section 4.4 below) complies with Section 4.2.

4.4. For the purposes of Sections 2.7, 4.2, 4.3 and 4.5, “subsidiary” shall have the meaning ascribed to this term in the Polish Public Offering Act, and the term “related persons” shall refer to those persons specified in Article 87.4 of the Polish Public Offering Act.

4.5. Additional Shares. Without prejudice to Stockholder’s obligations under Section 4.2, Stockholder hereby agrees that any shares of Common Stock acquired of record and/or beneficially by Stockholder after the date hereof shall be subject to the terms of this Agreement as though owned by Stockholder on the date hereof. Stockholder shall notify Investor as promptly as practicable (and in any event within 48 hours) in writing of (i) any proposed acquisition by itself and/or subsidiaries or related persons (as defined in Section 4.4 above) of new shares of Common Stock, beneficial ownership thereof or any other interest therein, (ii) the number of any additional Owned Shares of which Stockholder acquires beneficial ownership by itself and/or subsidiaries or related persons (as defined in Section 4.4 above) on or after the date hereof and (iii) any proposed permitted Transfer contemplated in Section 4.1 of the Owned Shares, beneficial ownership thereof or any other interest therein.

4.6. No Limitations on Actions. Stockholder signs this Agreement solely in his, her or its capacity as the record and/or beneficial owner, as applicable, of the Owned Shares; this Agreement shall not limit or otherwise affect the actions of Stockholder in any other capacity, including such person’s capacity, if any, as an officer of the Company or a member of the Board of Directors of the Company; and nothing herein shall limit or affect the Company’s rights in connection with the Amended and Restated Securities Purchase Agreement.

4.7. No Contrary Transfer; Change in Common Stock. Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Owned Shares, and the Company shall not recognize any such transfer, unless such transfer is made in compliance with this Agreement. The Company shall inform Investor in writing of any requests to transfer (book-entry or otherwise) any certificate or uncertified interest representing any of the Owned Shares for until this Agreement is terminated pursuant to Section 5.1. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term “Owned Shares” as used in this Agreement shall refer to and include the Owned Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Owned Shares may be changed or exchanged or which are received in such transaction.

5. Miscellaneous.

5.1. Termination of this Agreement. This Agreement shall terminate upon the earliest to occur of (i) any amendment to the Amended and Restated Securities Purchase Agreement effected without the consent of Stockholder that alters the terms of the transactions contemplated thereby in a manner that is material and adverse to the Company’s stockholders other than Investor and its affiliates, (ii) the first Business Day following the date on which the Company Stockholder Approval shall have been obtained and (iii) termination of the Amended and Restated Securities Purchase Agreement by any party thereto in accordance with its terms. In addition, this Agreement may be terminated by Investor at any time following notice of such termination to Stockholder and the Company in accordance with Section 5.6 and reasonable good faith consultation with the Company in respect of such termination.

5.2. Effect of Termination. In the event of termination of this Agreement pursuant to Section 5.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided, that no such termination shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

5.3. Non-Survival. The representations and warranties made herein shall not survive the termination of this Agreement.

5.4. Entire Agreement; Assignment. This Agreement and the agreements referred to herein constitute the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or entity not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement may not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto and shall be binding upon and inure solely to the benefit of each party hereto.

5.5. Amendments. This Agreement may not be amended, altered, supplemented, waived or otherwise modified except upon the execution and delivery of a written agreement executed by each of the parties hereto.

5.6. Notices. Any notice, request, claim, demand and other communication required to be given hereunder shall be in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to Stockholder: to Stockholder’s last known address and fax number on record with the Company.

If to Investor, to it at:

Roust Trading Ltd.
25 Belmont Hills Drive
Warwick WK 06, Bermuda
Attention:	Wendell M. Hollis

with copy to:

Ropes & Gray LLP
One Metro Center
700 12th Street, NW, Suite 900
Washington, DC 20005-3948
Attention:	James Myers
Facsimile:	+1 (202) 383-8349

and

Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Attention:	Christopher Comeau
Facsimile:	+1 (617) 951-7050

If to the Company, to it at:

Central European Distribution Corporation Bobrowiecka 6 00-728 Warsaw
Poland
Attention:	David Bailey
Facsimile:	+48 22 456 60 01

with a copy to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank St., Canary Wharf
London E14 5DS
UK
Attention:	Scott Simpson, Esq.
Facsimile:	+44 20 7519 7070

and, subject to the provision in this Section 5.6 above, such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or received. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this Section 5.6; provided, that such notification shall only be effective on the date specified in such notice or two Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

5.7. Governing Law.

5.7.1.	This Agreement shall be governed by and construed in accordance with the internal, procedural and substantive laws of the State of New York without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

5.7.2.	Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in the State of New York and the state courts in the State of New York, in all cases, located in the Borough of Manhattan, and all appellate courts relating thereto, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.8. Specific Performance. Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief. Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

5.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission or by scan and exchange of signatures by email.

5.10. Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.11. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

5.12. No Obligation to Exercise Options. Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall obligate Stockholder to exercise any stock option of the Company or other right to acquire shares of Common Stock.

5.13. Further Assurances. From time to time, at another party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement (including without limitation with respect to the provision of information necessary to make the notifications contemplated by Section 1.3).

5.14. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

5.15. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

5.16. No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

5.17. Fees and Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the cost or expense.

5.18. Costs of Enforcement. In the event that legal proceedings are commenced by any party to this Agreement against any other party to this Agreement in connection with this Agreement, the non-prevailing party in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

5.19. Amendment and Restatement. This Agreement amends, supersedes and restates the Original Voting Agreement in all respects.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Voting Agreement to be duly executed as of the day and year first above written.

ROUST TRADING LTD.

By:	/s/ Wendell M. Hollis
	Name:	Wendell M. Hollis
	Title:	Director

By:	/s/ Dana Bean
	Name:	Dana Bean
	Title:	Secretary

VOTING AGREEMENT SIGNATURE PAGE

STOCKHOLDER

/s/ William Shanahan
William Shanahan

CENTRAL EUROPEAN DISTRIBUTION CORPORATION (solely for purposes of Section 4.7)

By:	/s/ David Bailey
	Name:	David Bailey
	Title:	Interim Chief Executive Officer

VOTING AGREEMENT SIGNATURE PAGE

ATTACHMENT A

Details of Ownership

Shares	Entity or Individual Name

78,750	William Shanahan